SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 23, 2006

Analysts International Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota		55435-3000
(Address for principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On February 23, 2006, Analysts International Corporation, a Minnesota corporation (the “Company”), reported earnings for its fourth quarter and fiscal year ended December 31, 2005. The full text of the press release issued in connection with the announcement is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

On February 23, 2006, the Company is holding a conference call in which management will deliver prepared remarks concerning the Company’s financial results for the fourth quarter and fiscal year ended December 31, 2005. The full text of the prepared remarks to be delivered during the conference call is set forth in Exhibit 99.2 attached hereto and is incorporated in this Current Report as if fully set forth herein. Instructions for listening to the conference call or its replay are set forth in the Company’s press release issued on February 23, 2006 and attached hereto as Exhibit 99.1.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The Transcript of the prepared remarks from the Company’s earnings conference call attached hereto as Exhibit 99.2 contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Statements made in the Transcript by the Company, its President and CEO, Jeffrey P. Baker, and/or its CFO, David J. Steichen, regarding:  (i) management’s belief that the Company will experience continued momentum, performance improvement (including but not limited to increasing billing rates or margin improvement), growth and profitability in fiscal year 2006; (ii) opportunities for revenue and/or profit growth due to business trends identified in the last half of fiscal year 2005; (iii) expected increases in revenue (direct and subsupplier) and other business activity and opportunity, including but not limited to services provided under the Company’s core supplier agreement with IBM; (iv) the impact of the expiration of purchase orders on headcount and revenue in the Company’s first quarter of fiscal year 2006; (v) return on investments in companies acquired by the Company during fiscal year 2005; (vi) growth in any of the Company’s service offerings including but not limited to IP telephony and storage solutions; (vii) the continuance of any client contract or specific project, including but not limited to state and local government engagements; (viii) consolidation or other merger and acquisition activity in the IT services industry in general or involving the Company in particular; (ix) continued benefits from the Company’s reorganization and cost reduction actions in the third quarter of fiscal year 2005, including but not limited to the ability to maintain or only slightly increase the Company’s SG&A expenses in fiscal year 2006; (x) expected benefits of the Company’s deferred tax assets; (xi) the adequacy of the Company’s credit facility; (xii) achievement or maintenance of a certain number of days outstanding of the Company’s accounts receivable; and (xiii) achievement of the revenue and profit levels expected in the first quarter of fiscal year 2006 are forward looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which the Company, Mr. Baker or Mr. Steichen expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the Company is not able to maintain current levels of cost reductions or other benefits of its reorganization; (ii) observed or predicted business trends or specific service offerings (including but not limited to IP telephony and storage solutions) fail to produce revenue growth and profitability; (iii) the Company is unable to raise or maintain billing rates; (iv) the Company loses one or more client contracts, resulting in adverse impact to its growth and profitability; (v) maintaining overhead staffing levels and other cost reductions after the Company’s reorganization adversely affects the Company’s competitiveness in the marketplace; (vi) the Michigan or any specific geographical economy adversely impacts the Company’s staffing and/or solutions practices; (vii) expected growth from the Company’s core supplier contract with IBM, its IP telephony and data storage solutions and other growth initiatives does not materialize; (viii) needs for additional working capital over and above the Company’s credit facility; (ix) inability to pursue an acceptable merger or acquisition strategy; (x) inability to maintain or reduce the number of days outstanding on the Company’s accounts receivable; and (xi) other economic, business, competitive and/or regulatory factors affecting the Company’s business generally, including those set forth in Analysts’ filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K. All forward-looking statements included in the Transcript are based on information available to the Company on the date of the conference call at which the prepared remarks in the Transcript were delivered.  The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in this transcript to reflect events or circumstances after the date of this press release or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Press release entitled “Analysts International Reports Results for 2005” issued by Analysts International Corporation on February 23, 2006.

99.2	Transcript of prepared remarks for Analysts International Corporation’s earnings conference call held February 23, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 23, 2006	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release entitled “Analysts International Reports Results for 2005” issued by Analysts International Corporation on February 23, 2006.

99.2	Transcript of prepared remarks for Analysts International Corporation’s earnings conference call held February 23, 2006.